Basic Plan Document # 05
                                                                      Plan # 002
                                                 IRS Letter Serial No.: D363689a

                     PRISM PROTOTYPE RETIREMENT PLAN & TRUST

                       Section 401(k) Profit Sharing Plan
                                (Nonstandardized)

                             Adoption Agreement <F1>


The Employer <F2>, designated below, hereby establishes a profit-sharing plan (optionally including a cash or deferred arrangement (as defined in Section 401(k) of the Internal Revenue Code)) for all Eligible Employees as defined in this Adoption Agreement pursuant to the terms of the PRISM Prototype Retirement Plan & Trust Basic Plan Document # 05.

A. Employer Information:

     1. Name:  Helix Technology Corporation

     2. Address:  Nine Hampshire Street

     3. Address:  Mansfield, MA  02048

     4. Attention:  Joseph Giorgio          Telephone:  508-337-5664

     5. Employer Taxpayer Identification Number <F3>:  04-2423640


B. Basic Plan Provisions:

     1. Plan Name (select one):

          a. ___ This plan is established effective , 19, (the "Effective Date") as a profit sharing plan and trust (optionally with a "cash or deferred arrangement" as defined in Code Section 401(k)) to be known as Plan and Trust (the "Plan") in the form of the PRISM Prototype Retirement Plan & Trust.

(PRISM is a registered trademark.)

         b. X   This  plan  is an amendment and restatement in the form of the
PRISM Prototype Retirement Plan & Trust, effective April 1, 1998, (the "Effective Date") of the Helix Technology Corporation Employee Savings Plan and Trust (the "Plan"), originally effective as of January 1, 1979 (the "Original Effective Date").

     2. Employer's Three Digit Plan Number:  001

     3. Committee Members <F4>: Michael El-Hillow, Chairman; Michael Eacobacci, Gregory Knox, Charles Chappell, and Joseph Giorgio, Members

     4. Definitions:

          a. Compensation for allocation purposes:

                  i Will be determined over the following applicable period (select only one):

                     (a)          X the Plan Year
                     (b)         ___      the period of Plan  participation
during the Plan Year
                     (c)         ___      a  consecutive  12 month period
commencing on and ending with, or within, the Plan Year.

                  ii  X     If selected,  Compensation  will include Employer
contributions  made  pursuant  to  a  Salary  Reduction   Agreement,   or  other
arrangement, which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Internal Revenue Code.

                  iii         Shall not include (select as many as desired):

                     (a)      ___   Bonuses
                     (b)      ___   Commissions
                     (c)      ___   Taxable fringe benefits identified below:

                     (d)      ___   Other items of remuneration identified
below:


                  iv Shall be limited to $ , which shall be the maximum amount of compensation considered for plan allocation purposes (but not for testing purposes), and may not be an amount in excess of the Internal Revenue Code Section 401(a)(17) limit in effect for the Plan Year <F5>. If no amount is specified, Compensation shall be limited to the Internal Revenue Code Section 401(a)(17) amount, as adjusted by the Secretary of the Treasury from time to time.

            b.    Early Retirement Date:

                  i  ___      is not applicable to this Plan
                  ii  X       is the  latter  of the date on which the
Participant attains age 55 (not less than 55) and the date on which the Participant completes 10 Years of Service.

            c. Hour of Service shall be determined on the basis of the method selected below. Only one method may be selected. The method shall be applied to all Employees covered under the Plan as follows (select only one):

                  i   X       On the basis of actual  hours for which an
Employee is paid, or entitled to be paid.
                  ii ___ On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
                  iii         ___   On the  basis  of weeks  worked.  An
Employee  shall be  credited  with  forty-five  (45)  Hours of  Service if under
Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
                  iv ___      On the basis of  semi-monthly  payroll  periods.
An Employee  shall be credited with  ninety-five  (95) Hours of Service if under
Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
                  v ___ On the basis of months worked. An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

            d. Limitation Year shall mean the 12 month period commencing on January 1 and ending on December 31.

            e. Normal Retirement Date for each Participant shall mean (select one):

                  i   X       the date the Participant attains age:  65  (not to
exceed 65)
                  ii ___      the  latter of the date the  Participant  attains
age (not to exceed 65) or the (not to exceed 5th) anniversary of the participation commencement date. If for the Plan Years beginning before January 1, 1988, Normal Retirement Date was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. Notwithstanding any other provisions of the Plan, the participant commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

            f.    Permitted   Disparity   Level,   for  purposes  of  allocating
Employer Contributions, shall mean (select only one):

                  i   X       Not applicable - the Plan does not use permitted
disparity.
                  ii ___      The Taxable Wage Base,  which is the  contribution
and benefit base under section 230 of the Social Security Act at the beginning of the year.
                  iii         ___    % (not  greater  than 100%) of the Taxable
Wage Base as defined in B(4)(f)(ii) above.
                  iv ___      $ , provided  that the amount does not exceed the
Taxable Wage Base as defined in B(4)(f)(ii) above.

            g. Plan Year shall mean (select and complete only one of the following):

                  i  ___      the  12-consecutive  month  period which coincides
with the Limitation Year. The first Plan Year shall be the period commencing on the Effective Date and ending on the last day of the Limitation Year.
                  ii ___      the  12-consecutive  month period  commencing on,
19, and each annual anniversary thereof.
                  iii          X    the calendar year (January 1 through
December 31).

            h. Qualified Distribution Date, for purposes of making distributions under the provisions of a Qualified Domestic Relations Order (as defined in Internal Revenue Code Section 414(p)), X shall ___ shall not be the date the order is determined to be qualified. If shall is selected, the

Alternate Payee will be entitled to an immediate distribution of benefits as directed by the Qualified Domestic Relations Order. If shall not is selected, the Alternate Payee may only take a distribution on the earliest date that the Participant is entitled to a distribution.

            i.    Spouse:

                     ___   If selected,  Spouse shall mean only that person who
has actually been the Participant's spouse for at least one year.

            j.    Year of Service shall mean:

                  i  For eligibility purposes (select one of the following):

                     (a)         ___      the  12   consecutive   months  during
which an Employee is credited with (not more than 1000) Hours of Service.
                     (b) X a Period of Service (using the elapsed time method of counting Service, as described in Section 1.1(N)(3) of the Plan).

                  ii For allocation accrual purposes (select one of the following):

                     (a)         ___      the  12   consecutive   months  during
which  an
                                 Employee  is  credited  with (not more than
1000) Hours of Service.
                     (b) X a Period of Service (using the elapsed time method of counting Service, as described in Section 1.1(N)(3) of the Plan).
                  iii   For vesting service purposes (select one of the
following):

                     (a) ___ the 12 consecutive months during which an Employee is credited with (not more than 1000) Hours of Service.
                     (b) X a Period of Service (using the elapsed time method of counting Service, as described in Section 1.1(N)(3) of the Plan).
                  iv For purpose of computing Years of Service in plans where Year of Service is defined in terms of Hours of Service), the consecutive 12 month period shall be:

                     (a) For eligibility purposes, the first Year of Service shall be computed using the 12 month period commencing on the Employee's date of hire and ending on the first annual anniversary of the Employee's date of hire (the "Initial Computation Period"). In the event an employee does not complete an eligibility Year of Service during this initial computation period, the computation period shall be (select only one):

                        (1)          X    the period  commencing on each annual
anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.
                        (2)         ___   the Plan  Year,  commencing  with the
Plan Year in which the Initial Computation Period ends.

                     (b) For vesting purposes, Years of Service shall be computed on the basis of:

                        (1)          X    the period  commencing on each annual
anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.
                        (2)         ___   the Plan  Year,  commencing  with the
first Plan Year an Employee completes an Hour of Service.

                     (c) For allocation accrual purposes, Year of Service shall be computed on the basis of the Plan Year.

                  v  ___      For eligibility purposes,  Years of Service with
the following Predecessor Employers shall count in fulfilling the eligibility requirements for this Plan:

                  vi ___      For  vesting  purposes,  Years of Service  with
the following Predecessor Employers shall count for purposes of determining the nonforfeitable amount of a Participant's account:


      5.    Coverage:

            This Plan is extended by the Employer to the following Employees who have met the eligibility requirements (select as many as appropriate):

                  i  ___      All Employees
                  ii ___      Salaried Employees
                  iii         ___   Sales Employees
                  iv ___      Hourly Employees
                  v  ___      Leased Employees
                  vi ___      All Employees except (select as applicable):

                              (a)       X those  who  are  members  of a unit
of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Regulations. For this purpose, the term "Employee representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                              (b)      ___      those  who are  nonresident
aliens (within the meaning of Internal Revenue Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Internal Revenue Code
Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Internal Revenue Code Section 861(a)(3)).

                  vii         ___   Union  Employees  (who  are  members  of the
following unions or union affiliates:

                  viii  ___   Other Employees, described as follows:


      6.          Eligibility:

            An Employee covered by the Plan may become a Participant upon completion of the following eligibility requirements:

            a.    Service <F6>:

                  i  ___      There shall be no minimum service  requirement for
an Employee to become a Participant.
                  ii  X       The Employee  must  complete 1 Year of Service
(not more than 2 years) to be a Participant for purposes of receiving allocations of Employer Profit Sharing Contributions.

            b.    Age:

                  i   X       There shall be no minimum age  requirement  for an
Employee to become a Participant.
                  ii ___      The  Employee  must  attain  age  (not  more  than
21) to be a Participant in the Plan.

            c.    Waiver of Age and Service Requirements:

                  i ___ Notwithstanding the provisions of Items B(6)(a) and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

                  ii ___ For new Plans, notwithstanding the provisions of Items B(6)(a) and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

            d.    Entry Dates:

                  Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

                  i X As soon as practicable under the payroll practices utilized by the Employer, and consistently applied to all Employees, or if earlier, the first day of the Plan Year <F7>.
                  ii ___      As of the first day of the month  following the
completion of the eligibility requirements.
                  iii         ___   As of the  earliest  of the first day of the
Plan Year, fourth, seventh or tenth month of the Plan Year next following completion of the eligibility requirements.
                  iv ___ As of the earliest of the first day of the Plan Year or seventh month of the Plan Year next following completion of the eligibility requirements.
                  v ___ As of the first day of the Plan Year next following completion of the eligibility requirements (may only be selected if the eligibility year of service requirement is 6 months or less).

      7.    Vesting:

            a. The percentage of a Participant's Employer Contribution Account (attributable to Employer Profit Sharing Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be <F8>:

                              Completed Years of Service

                                 1     2      3     4     5     6     7

                  i     ___           100%
                  ii    ___                  100%
                  iii   ___            20%    40%   60%   80%  100%
                  iv    ___                   20%   40%   60%   80%   100%
                  v     ___      10%   20%    30%   40%   60%   80%   100%
                  vi     X        0%   50%    75%  100%  100%
                  vii   ___                                           100%
                  vii   ___Full and immediate vesting upon entry into the
Plan <F9>

Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code Section 411(a)(2).

            b. For purposes of computing a Participant's vested account balance, Years of Service for vesting purposes X shall ___ shall not include Years of Service before the Employer maintained this Plan or any predecessor plan, and X shall ___ shall not include Years of Service before the Employee attained age 18.
            c. Notwithstanding the provisions of this Item B(7)(c) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Contribution if: <F10>

                  i  ___      the  Participant's  job is eliminated  without the
Participant being offered a comparable position elsewhere with the Employer.
                  ii ___      for such reason as is described below:


      8.    Employer Profit Sharing Contributions:

            a.    Contributions:

                  i   X       In  its  discretion,  the  Employer may contribute
Employer Profit Sharing Contributions to the Plan.

                  ii ___ The Employer shall contribute Employer Profit Sharing Contributions to the Plan in the amount of % of the Compensation of all Eligible Participants under the Plan.
                  iii          X    If  selected,  the  Employer  may make
Employer Profit Sharing Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year.
                  iv  X       If selected,  the Employer  may  designate  all or
any part of the Employer Profit Sharing Contributions as Qualified Nonelective Contributions, provided, however, that contributions so designated will be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions <F11>.

            b.    Allocations:

                  Employer Profit Sharing Contributions shall be allocated to the accounts of eligible Participants according to the following selected allocation formula:
                  i   X       The Employer Profit Sharing  Contributions  shall
be allocated to each eligible Participant's account in the ratio which the Participant's Compensation bears to the Compensation of all eligible Participants. Employer Profit Sharing Plan Contributions, shall be allocated to the accounts of Participants who have completed a Year of Service <F12> (select one):

                              (a)         ___   as of the  last day of the month
preceding the month in which the contribution was made.
                              (b)         ___   as of  the  last day of the Plan
quarter preceding the quarter in which the contribution was made.
                              (c)          X    as of the last day of the Plan
Year.

                  ii ___      The Employer Profit Sharing  Contributions  shall
be allocated in accordance with the following formula:

                              (a)   If the  Plan is Top-Heavy, the  contribution
shall be first credited to each eligible Participant's Account in the ratio which the Participant's Compensation bears to the total Compensation of all eligible Participants, up to 3% of each Participant's Compensation.

                              (b)   If the Plan is Top-Heavy,  any Employer
Profit Sharing Contribution remaining after the allocation in (a) above shall be credited to each eligible Participant's account in the ratio which the Participant's Excess Compensation <F13> bears to the total Excess Compensation of all eligible Participants, up to 3% of each eligible Participant's Excess Compensation.
                              (c)   Any contributions  remaining after the
allocation in (b) above shall be credited to each eligible Participant's account in the ratio which the sum of the Participant's total Compensation and Excess Compensation bears to the sum of the total Compensation and Excess Compensation of all eligible Participants, up to an amount equal to the maximum Excess
Percentage times the sum of the Participant's Compensation and Excess Compensation. If the Plan is Top-Heavy, the maximum Excess Percentage is N/A% (insert percentage). If the Plan is not Top-Heavy, the maximum Excess Percentage is N/A% (insert percentage, which shall not exceed the prior Excess Percentage limitation specified by more than 3).

                         Note:   If the  Permitted  Disparity  Level defined at
Item B(4)(f) is the Taxable Wage Base (which is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the year), then the maximum Excess Percentage should be 2.7% if the Plan is Top-Heavy and 5.7% if the Plan is not Top-Heavy.

                                 If the  Permitted  Disparity  Level defined at
Item B(4)(f) is greater than 80% but less than 100% of the Taxable Wage Base, then the maximum Excess Percentage should be 2.4% if the Plan is Top-Heavy and 5.4% if the Plan is not Top-Heavy.

                                 If the  Permitted  Disparity  Level defined at
Item B(4)(f) is greater than the greater of $10,000 or 20% of the Taxable Wage Base, but not more than 80%, then the maximum Excess Percentage should be 1.3% if the Plan is Top-Heavy and 4.3% if the Plan is not Top-Heavy.

                              (d)   Any  remaining  Employer  Profit  Sharing
Contribution shall be allocated among eligible Participants' accounts in the ratio which the Participant's Compensation bears to the total Compensation of all Participants.
                  iii         ___   If  selected,  and the  Employer has elected
to allocate Employer Profit Sharing Plan Contributions as of the last day of the Plan Year, a Participant must be employed by the Employer on the last day of the Plan Year in order to receive an allocation <F14>.
                  iv ___      A Participant who terminates  before the end of
the period for which contributions are allocated shall share in the allocation of Employer Profit Sharing Contributions if termination of employment was the result of (select all that apply):

                              (a)         ___   retirement
                              (b)         ___   disability
                              (c)         ___   death
                              (d)         ___   other, as specified below:


      9.    Rollover & Transfer Contributions (select one):

            a. ___      Subject to policies,  applied in a consistent and
nondiscriminatory manner, adopted by the Committee, each Employee, who would otherwise be eligible to participate in the Plan except that such Employee has not yet met the eligibility requirements, and each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or 408(d)(3).
            b.  X       Subject to policies,  applied in a consistent and
nondiscriminatory manner, adopted by the Committee, each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or 408(d)(3).
            c. ___      No Employee shall make Rollover Contributions to the
Plan.

      10.   Distributions:

            a.    Distributions Upon Separation from Service:

                  The Normal Form of Benefit under the Plan shall be a single lump sum distribution, made X (if selected) as soon as administratively practical after receipt of a distribution request from a Participant entitled to a distribution or ___ (if selected) upon the Participant's attainment of the Plan's Early Retirement Date or the Plan's Normal Retirement Date, whichever is earlier. See Attached Addendum

                  In addition to the Normal Form of Benefit, the Participant shall be entitled to select from among the following optional forms of benefit specified by the employer (select as many as apply):

                  i   X       Installment payments
                  ii ___      Such other forms as may be specified below:


            b.          In-Service Distributions (select as may be appropriate):

                  i   X       There  shall  be no  in-service  distribution  of
Participant account balances derived from Employer Profit Sharing Contributions.
                  ii ___      Participants  may request an in-service
distribution of their account balance attributable to Employer Profit Sharing Contributions, for the following reasons:

                              (a)         ___   For  purposes  of   satisfying
a  financial   hardship,   as  determined   in   accordance   with  the  uniform
nondiscriminatory policy of the Committee;
                              (b)         ___   Attainment of age 59 1/2 by the
Participant; or
                              (c)         ___   Attainment of the Plan's  Normal
Retirement Date by the Participant.
      11.         Forfeitures:

            a.    Forfeitures   of  amounts   attributable   to  Employer Profit
Sharing Contributions shall be reallocated as of:

                  i   X       the  last  day  of the  Plan  Year  in  which  the
Forfeiture occurred.
                  ii ___      the last  day of the  Plan  Year  following  the
Plan Year in which the Forfeiture occurred.
                  iii         ___   the last day of the Plan Year in which  the
Participant suffering the Forfeiture has incurred five consecutive One Year Breaks in Service.

            b. Forfeitures of Employer Profit Sharing Contributions shall be reallocated as follows:

                  i  ___      Not applicable as Employer  Profit Sharing
Contributions are always 100% vested and nonforfeitable.

                  ii ___      Used first to pay the expenses of administering
the Plan, and then allocated pursuant to one of the following two options <F15>:
                  iii         ___   Forfeitures   shall  be   allocated   to
Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the year in which the Forfeiture arose.
                  iv  X       Forfeitures  shall be applied to reduce  the
Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the Plan Year following the Plan Year in which the Forfeiture arose.

      12.   Limitations on Allocations:

            If the Employer maintains or ever maintained another qualified retirement plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the Employer must complete the following:

            a.    If  the   Participant   is  covered   under  another
qualified defined contribution plan maintained by the Employer other than a Master or Prototype Plan:

                  i  ___      The  provisions  of this Plan shall apply as if
the other plan were a Master or Prototype plan; or,
                  ii ___      The following  provisions will be effective to
limit the total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:


                  b. If the Participant is or ever has been a participant in a qualified defined benefit plan maintained by the Employer, the following provisions will be effective to satisfy the 1.0 limitation of Internal Revenue Code Section 415(e), in a manner that precludes Employer discretion:
Contributions to this plan will be reduced first, in the following order: First, Participant Before Tax Contributions; Second, any Qualified Matching Contributions; Third, any qualified nonelective contributions; Fourth, any Employer Matching Contributions; and Finally, any Profit Sharing Contributions. Contributions will only be reduced to the extent necessary to satisfy the requirements of Section 415(e) of the Code, and to the extent allowable,amounts which may be distributed to the Participant to satisfy those requirements will be refunded.

      13.   Internal Revenue Code 411(d)(6) Protected Benefits:

             X    If  selected,  the Plan has  Internal  Revenue  Code Section
411(d)(6) Protected Benefits from a prior plan that this Plan amends, that must be protected. (Attached addendum)

      14.   Top-Heavy Plan Provisions:

            For each Plan Year in which the Plan is a Top-Heavy Plan the following provisions will apply:

            a. The percentage of a Participant's Employer Contribution Account to be vested in him upon termination of employment prior to retirement shall be:

                  i  ___      a  percentage  determined  in  accordance  with
the following schedule:

                              Years of Service        Percentage

                              Less than two               0
                              Two but less than three    20
                              Three but less than four   40
                              Four but less than five    60
                              Five but less than six     80
                              Six or more               100;

                  ii ___      100%  vesting  after  (not to  exceed  3)  Years
of Service; provided, however, that Years of Service may not exceed two (2) if the service requirement for eligibility exceeds 1 year; or
                  iii          X    computed  in  accordance   with  the vesting
schedule selected by the Employer in Items B(7)(a) or C(4)(d), as long as the benefits under the vesting schedule in Items B(7)(a) or C(4)(d) vest at least as rapidly as the two options specified in this Item B(14)(a), above.

                  If the vesting schedule under the Plan shifts in or out of the schedules above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in 2.2 of the Basic Plan Document applies.

            b.    For  purposes  of  minimum   Top-Heavy   allocations,
contributions and forfeitures equal to 3% (not less than 3%) of each Non-key Employee's Compensation will be allocated to each Participant's Contribution Account when the Plan is a Top-Heavy Plan, except as otherwise provided in the Basic Plan Document. This Item 14 will not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer completes the following: (Insert the name of the plan or plans which will meet the minimum allocation or benefit requirement applicable to Top-Heavy plans.) Helix Technology Corporation Employees' Pension Plan

            c. The Valuation Date as of which account balances or accrued benefits are valued for purposes of computing the Top-Heavy Ratio shall be the last day of each Plan Year.

            d. If the Employer maintains or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, complete the following:

                  Present Value: For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

                  Interest rate  %              Mortality table

      15.   Investments:

            a. Investments made pursuant to the investment direction provisions of the Basic Plan Document shall be made into any appropriate Investment Fund as selected by the Employer. In addition, investment of Plan assets is expressly authorized, as required by Revenue Ruling 81-100, in each of the following common or collective funds sponsored by the Trustee, or an affiliate of the Trustee <F16>:
                  Key Trust EB Managed  Guaranteed  Income Contract Fund, Key
Trust Multiple Investment Trust for Employee Benefit Trusts, and other collective trusts exempt from tax under IRC 501 and as described in Rev. Rul. 81-100.

            b. X        If  selected,  an  Employer  Stock  Fund  shall be
available  as an  Investment  Fund  pursuant  to the  terms  of the  Basic  Plan
Document.
                        ___   If  selected,  and an Employer  Stock Fund is
available as an Investment Fund, Participants will have the right, notwithstanding any other provisions of the Plan, to direct that a portion of the Plan assets held for their benefit and invested in the Employer Stock Fund be diversified pursuant to the provisions of Section 10.7(F) of the Basic Plan Document.

            c. Participants may make changes of existing account balances and future contributions from among the Investment Funds offered:

                  i  ___      Once  during  each  business  day that the Trustee
and the New York Stock Exchange are open.
                  ii ___      Once during each calendar month.
                  iii          X    Once during each quarter of the Plan Year.
                  iv ___      Once during each rolling ____ day period.

            d.       X        If selected,  the Participant  shall be restricted
in making changes of existing account balances from any Investment Fund, as specified in the terms or conditions of such Investment Fund, and the Employer shall attach an addendum specifying such restriction.

            e.    The   Participant   will  designate  into  which   Investment
Funds all contributions to their accounts are made, except the following:

                  i  ___      Employer Profit Sharing Contributions
                  ii ___      Employer Mandatory Matching Contributions
                  i    X      Employer Discretionary Matching Contributions
                  iv ___      Qualified Matching Contributions
                  v  ___      Qualified Nonelective Contributions

            f.  X       If  selected,  and to the  extent a  selection  is made
above, the Employer shall attach an Investment Direction Addendum specifying how the contributions so specified shall be invested among the Investment Fund.

            g.  X       If selected,  the Participant  shall be restricted in
the use of the Employer Stock Fund as an Investment Fund for designating the investment of contributions in the Participant's account, as follows:

                        i   X       The  Participant  may not direct the
investment of Plan assets held in their account into the Employer Stock Fund.
                        ii ___      The   Participant   may   direct  %  of  the
following contributions into the Employer Stock Fund:

                                    (a) ___   Employer Profit Sharing
                                              Contributions
                                    (b) ___   Employer Mandatory Matching
                                              Contributions
                                    (c) ___   Employer Discretionary Matching
                                              Contributions
                                    (d) ___   Qualified Matching Contributions
                                    (e) ___   Qualified Nonelective
                                              Contributions
                        iii ___     ____  % of the  following  contributions
will be invested into the Employer Stock Fund, with the balance invested among:

                                    (a) ___   the other Investment Funds,
                                              including the Employer Stock Fund
                                    (b) ___   the  other Investment Funds,   not
                                              including the Employer Stock Fund
      16.   Loans (select one):

            a.  X       Loans may be made from the Plan in  accordance  with the
Basic Plan Document and such policies and procedures as the Committee may adopt and apply on a consistent and nondiscriminatory basis <F17>.
            b. ___      No loans shall be made from the Plan.

      17.   Trustee:

     The Trustee of this Plan shall be Key Trust Company of Ohio, N.A. (a bank or trust company affiliated with KeyCorp within the meaning of Internal Revenue Code 1504).

      18.         Effective Date Addendum:

            ___      If  selected,   the  following  provisions  shall  have
the specified effective dates (which are different from the date specified in Item B(1)):

C.    Section 401(k) Plan Provisions:


      1.    Service:

            An Eligible Employee shall be required to fulfill the following eligibility service requirements in order to participate in the Plan through a salary reduction agreement and for purposes of receiving an allocation of Employer Matching Contributions:

            a.  X       The  Employee  must  complete  1 Year of Service
(not more than 1 year) to be a Participant for purposes of receiving allocations of Employer Matching Contributions.
            b.  X       The  Employee  must  complete 1 Year of Service
(not more than 1 year) to be a Participant for purposes of entering into a Salary Reduction Agreement and having Employee Before Tax Contributions or Employee After Tax Contributions contributed to the Plan on the Employee's behalf.

      2.    Employee Salary Deferrals:

            a.  X       Participants  shall be entitled  to enter  into a Salary
Reduction Agreement providing for Before Tax Contributions to be made to the Plan.

                        i  The  minimum   Before  Tax   Contribution   shall  be
1% of the Participant's Compensation.
                        ii The  maximum   Before  Tax   Contribution   shall  be
15% of the Participant's Compensation.

            b.  X       Participants  shall be entitled  to enter  into a Salary
Reduction Agreement providing for After Tax Contributions to be made to the Plan.

                        i The minimum After Tax Contribution shall be 1% of the Participant's Compensation.
                        ii The maximum After Tax Contribution shall be 15% of the Participant's Compensation.
                        iii         ___   If   selected,   notwithstanding   the
above, a Participant shall not be able to enter into a Salary Reduction Agreement providing for After Tax Contributions to be made to the Plan unless the Participant has entered into a Salary Reduction Agreement that provides for Before Tax Contributions to be made to the Plan in an amount of at least % of the Participant's Compensation.

            c.  X       If selected,  a Participant shall be entitled to enter
into a Salary Reduction Agreement providing that any extraordinary item of compensation, not yet payable (including bonuses), be withheld from the
Participant's Compensation and contributed to the Plan as either a Before Tax Contribution, or After Tax Contribution (provided such contributions are authorized above, and to the extent that such contribution, when aggregated with either the Participants other Before Tax Contributions or After Tax Contributions do not exceed the limitations specified above, on an annual basis).

      3.          Contribution Changes:

            a. Participants may increase or decrease the amount of contributions made to the Plan pursuant to a Salary Reduction Agreement once each:
                  i        ___      Plan Year
                  ii       ___      Semi-annual period, based on the Plan Year
                  iii       X       Quarter, based on the Plan Year
                  iv       ___      Month
                  v        ___   Other,  as specified  below  (provided  that it
is   at least once per year):


               b. Claims for returns of Excess Before Tax Contributions for the Participant's preceding taxable year must be made in writing, and submitted to the Committee by April 15 (specify a date between March 1 and April
15).
<F18>
      4.          Employer Matching Contributions <F19>:

            a.    Mandatory Matching Contributions:

                  The Employer shall make contributions to the Plan, in an amount as specified below:

                  i   X       An  amount, equal to 50% of  each  Participant's
Before  Tax  Contributions,  however,  no match  shall be made on  Participant's
Before Tax Contributions in excess of 3% (or $ ) of the Participant's Compensation.
                  ii ___ An amount, equal to % of each Participant's After Tax Contributions, but not to exceed % of the Participant's Compensation, or $ .

                  iii         ___   An   amount,   equal   to   %  of   each
Participant's contributions made pursuant to a Salary Reduction Agreement (including both Before Tax Contributions and After Tax Contributions), but only if the Participant has entered into a Salary Reduction Agreement providing for Before Tax Contributions of at least % of the Participant's Compensation, but not to exceed % of the Participant's Compensation, or $ .
                  iv ___      An amount equal to the sum of the following:

                              (a)         %   of   the   first   %  of   the
Participant's Compensation deferred pursuant to a Salary Reduction Agreement; plus,
                              (b)         %   of   the   next   %   of   the
Participant's Compensation deferred pursuant to a Salary Reduction Agreement; plus,
                              (c)         %   of   the   next   %   of   the
Participant's Compensation deferred pursuant to a Salary Reduction Agreement, but not to exceed % of the Participant's Compensation, or $ .
                  v  ___      An amount  equal to $ , for each  Participant  who
enters  into  a  Salary  Reduction   Agreement  providing  for  ___  Before  Tax
Contributions, ___ After Tax Contributions, or ___ either Before Tax Contributions or After Tax Contributions (or a combination of both) equal to or exceeding % of the Participant's Compensation. Such contributions shall be made and allocated:

                              (a)         ___   only  during the first Plan Year
the Plan is in effect, or if a restatement, for the first Plan Year beginning with, or containing the restatement Effective Date.
                              (b)         ___   each  Plan Year  that a
Participant has in force a Salary Reduction Agreement meeting the criteria specified above.
                              (c)         ___   during   the   first   Plan Year
that the Participant participates through a Salary Reduction Agreement meeting the criteria specified above.

            b.          Discretionary Matching Contributions:

                   X The Employer shall make contributions to the Plan, in an amount determined by resolution of the Board of Directors on an annual basis. The Board resolution shall provide for the percentage and/or amount of Before Tax Contributions and/or After Tax Contributions to be matched and the maximum percentage and/or amount of Before Tax Contributions and/or After Tax Contributions eligible for matching.

            c.          Allocation of Matching Contributions:

                  Employer Matching Contributions shall be allocated pursuant to the terms of the Basic Plan Document, notwithstanding the foregoing:

                  i  ___      A Participant who terminates  before the end of
the period for which contributions are allocated shall share in the allocation of Employer Matching Contributions if termination of employment was the result of (select all that apply):
                              (a)         ___   retirement
                              (b)         ___   disability
                              (c)         ___   death
                              (d)         ___   other, as specified below:


                  ii  X       Employer  Matching  Contributions  shall be
allocated to the accounts of Participants (select one):

                              (a)          X    as  of  each   pay   period  for
which a contribution was made pursuant to a Salary Reduction Agreement.
                              (b)         ___   semi-monthly.
                              (c)         ___   as of the  last day of the month
preceding the month in which the contribution was made.
                              (d)         ___   as of  the  last  day of  the
Plan quarter preceding the quarter in which the contribution was made.
                              (e)         ___   as of the last day of the Plan
year.

                  iii          X    If selected, the Employer  may make Employer
Matching Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year <F20>.

            d. The percentage of a Participant's Employer Matching Contribution Account <F21> (attributable to Employer Matching Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be <F22>:

                              Completed Years of Service

                                  1    2      3      4    5     6      7


                  i     ___           100%
                  ii    ___                   100%
                  iii   ___            20%     40%   60%   80%   100%
                  iv    ___                   20%    40%   60%   80%   100%
                  v     ___      10%   20%    30%    40%   60%   80%   100%
                  vi     X        0%   50%    75%   100%  100%
                  vii   ___                                            100%
                  vii   ___  Full and immediate vesting upon entry into the Plan

                        Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code 411(a)(2).
            e. Notwithstanding the provisions of this Item C(4)(e) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Matching Contribution Account if <F23>:
                  i ___ the Participant's job is eliminated without the Participant being offered a comparable position elsewhere with the Employer.
                  ii ___      for such reason as is described below:


            f.          Corrective Contributions:

                  i   X       If  selected,   the  Employer  shall  be
authorized to make Qualified Matching Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

                  ii  X       If  selected,   the  Employer  shall be authorized
to make Qualified Nonelective Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

      5.          Gap Earnings:

            ___      If selected,  Gap  Earnings,  as defined in Section 3.2(G)
(1) of the Basic Plan Document, will be calculated for Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions, and refunded to the Participant as provided for in Article III of the Basic Plan Document.

      6.          Forfeitures:

            a. Forfeitures of amounts attributable to Employer Matching Contributions shall be reallocated as of:

                  i   X       the  last  day  of the  Plan  Year  in  which  the
Forfeiture occurred.
                  ii ___      the last  day of the  Plan  Year  following  the
Plan Year in which the Forfeiture occurred.
                  iii___      the last day of the Plan Year in which  the
Participant suffering the Forfeiture has incurred the fifth consecutive One Year Break in Service.

            b. Forfeitures of Employer Matching Contributions shall be reallocated as follows:
                  i  ___      Not applicable as Employer  Matching Contributions
are always 100% vested and nonforfeitable.
                  ii ___      Used first to pay the expenses of administering
the Plan, and then allocated pursuant to one of the following two options:
                  iii         ___   Forfeitures   shall  be   allocated   to
Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the year in which the Forfeiture arose.
                  iv  X       Forfeitures  shall be applied to reduce  the
Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the Plan Year following the Plan Year in which the Forfeiture arose.

            c.    Forfeitures of Excess Aggregate Contributions shall be:

                  i  ___      Applied to reduce Employer  contributions for the
Plan Year in which the excess arose, but allocated as below, to the extent the excess exceeds Employer contributions for the Plan Year, or the Employer has already contributed for such Plan Year.
                  ii  X       Allocated after all other forfeitures under the
Plan:

                              (a)         ___   to  the  Matching  Contribution
account  of  each  Non-highly  Compensated   Participant  who  made  Before  Tax
Contributions or After Tax Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year; or,
                              (b)          X    to  the  Matching  Contribution
account of each Non-highly Compensated Eligible Participant in the ratio which each Eligible Participant's Compensation for the Plan Year bears to the total Compensation of all Eligible Participants for the Plan Year.
      7.          In-Service Distributions (select as may be appropriate):

            a.   ___    There shall be no in-service  distribution  of
Participant account balances derived from Before Tax Contributions (including Qualified Nonelective Contributions and Qualified Matching Contributions treated as Before Tax Contributions under the terms of the Basic Plan Document), or Employer Matching Contributions.

            b.    X     Participants  may  request  an  in-service  distribution
of their account balance attributable to Employer Matching Contributions, for the following reasons: See Attached Addendum
                        i     X     For  purposes of  satisfying  a financial
hardship, as determined in accordance with the uniform nondiscriminatory policy of the Committee;
                        ii   ___    Attainment of age 59 1/2 by the
Participant; or
                        iii  ___    Attainment of the Plan's Normal  Retirement
Date by the Participant.

            c.    X     Participants  may  request  an  in-service  distribution
of their account balance attributable to Employee Before Tax Contributions, for the following reasons:

                        i    ___    For  purposes of  satisfying  a financial
hardship, as determined by the facts and circumstances of an Employee's situation, in accordance with the provisions of Section 3.9 of the Basic Plan Document;
                        ii    X     For purposes of satisfying a financial
hardship, using the "safe harbor" provisions of Section 3.9 of the Basic Plan Document.
                        iii   X     Attainment of age 59 1/2 by the Participant;
or
                        iv   ___    Attainment of the Plan's Normal  Retirement
Date by the Participant.

NOTICE: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under the provisions of Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to the Plan's qualification, the Employer must apply to the Key District Office of the Internal Revenue Service for a determination letter.

This Adoption Agreement may only be used in conjunction with Basic Plan Document # 05.

This Plan document may only be used under the express authority of KeyCorp, its subsidiaries and affiliates, and is not effective as completed until executed by a duly authorized officer of KeyCorp, one of its subsidiaries or affiliates, and approved by KeyCorp's counsel.

KeyCorp, as sponsor, may amend or discontinue this prototype plan document upon proper notification to all adopting Employers pursuant to Revenue Ruling 89-13.

Failure   to   properly   fill  out  an   Adoption   Agreement   may  result  in
disqualification of the Plan, and adverse tax consequences to the Employer and Plan Participants.

This Plan is sponsored by:

   KeyCorp, on behalf of its operating subsidiaries, banking and trust company affiliates
   127 Public Square
   Cleveland, Ohio  44114
   (800) 982-3811

In Witness Whereof, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this 7th day of April, 1998.


Employer:  Helix Technology Corporation


By:       /s/ Michael El-Hillow
          ---------------------
          Michael El-Hillow
Title:    Senior Vice President and CFO

Trustee:  Key Trust Company of Ohio, NA


By:       /s/Michael Olah
          ---------------------
          Michael Olah
Title:    V.P.

            and

By:       /s/Anthony Feora
          ----------------------
          Anthony Feora



Approved on Behalf of Trustee:

                                Initials:   /s/M.O.     Date:  4/7/98
                                            -------
                                            M.O.





                           Investment Fund Designation

Helix Technology Corporation (the "Named Fiduciary"), as an independent fiduciary with respect to the Helix Technology Corporation Employee Savings Plan & Trust (the "Plan"), an employee pension benefit plan covered by the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and its employees who participate therein (the "Participants"), hereby designates the following investment funds from among the investment fund options available for adopting employers of the PRISM Prototype Retirement Plan & Trust (as defined in Section 10.7 of the Plan), available for selection by Participants for the investment of Plan assets held for their benefit:

              (a)   EB MaGIC Fund
              (b)   Fidelity ContraFund
              (c)   Fidelity Magellan Fund
              (d)   The American Funds Group: American Balanced Fund
              (e)   The Victory International Growth Fund: Class A
              (f)   Helix Technology Corporation
              (g)
              (h)
              (i)
              (j)
              (k)
              (l)
              (m)

The plan assets are currently invested in the funds more fully described below (Existing Funds). The Named Fiduciary further designates that assets held in each of the Existing Funds by the Plan prior to liquidation and transfer to the Trustee shall be reinvested in the PRISM Fund(s) as specified below:

      Existing Funds:                           PRISM Funds:
 (a)                                (a)   EB MaGIC Fund
 (b)                                (b)   Fidelity ContraFund
 (c)                                (c)   Fidelity Magellan Fund
 (d)                                (d)   The American Funds Group: American
                                          Balanced Fund
 (e)                                (e)   The Victory International Growth Fund:
                                          Class A
 (f)                                (f)   Helix Technology Corporation
 (g)                                (g)
 (h)                                (h)
 (i)                                (i)
 (j)                                (j)
 (k)                                (k)
 (l)                                (l)
 (m)                                (m)
  X  In addition, if selected, an Employer Stock Fund will also be available.

(EBMaGIC, Fidelity Magellan and The American Funds Group are registered trademarks.)

In making the selection of Investment Funds, and in designating the PRISM Funds into which the liquidated assets from each of the Existing Funds will be invested in, the Named Fiduciary hereby confirms and acknowledges that:

The Named Fiduciary has had made available to it copies of the prospectuses (to the extent required under applicable federal securities law and regulation) for each investment fund available for selection by adopting employers of the PRISM Prototype Retirement Plan & Trust, and has received copies of each such prospectus for the Investment Funds selected; The Named Fiduciary acknowledges that the Trustee of the Plan may receive certain fees for services provide to, or on behalf of an Investment Fund, or the sponsors or distributors thereof, pursuant to plans of distribution adopted by the fund under the provisions of Rule 12b-1 of the Investment Company Act of 1940, and further acknowledges that
(i) such fee, if paid, is appropriate for services rendered to the fund, and when aggregated with other fees for service payable to the Trustee constitutes reasonable compensation for the Trustee's services to the Plan; and (ii) the Plan will be able to redeem its interest in any such Investment Fund on reasonably short notice without penalty;
The Named Fiduciary further acknowledges that it has selected the Investment Funds on its determination, after due inquiry, that the Investment Funds are appropriate vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (i) the investment policy and philosophy of the Named Fiduciary developed pursuant to ERISA 404; (ii) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan assets held for their benefit; and, (iii) the ability of Participants to, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations; and,
The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds, or in specifying which of the selected PRISM Funds into which the liquidated assets from each of the Existing Funds will be invested.

The Trustee agrees to follow the Named Fiduciary's direction with respect to offering the Investment Funds available for selection by the Participants in the Plan for the investment of Plan assets held for their benefit:

In Witness Whereof, the Employer, by its duly authorized representative, has executed this document in connection with adoption of the Plan utilizing the PRISM Prototype Retirement Plan & Trust documents, as provided by the Trustee.


                       Named Fiduciary:  Helix Technology Corporation




  By:     /s/Michael El-Hillow
          --------------------
          Michael El-Hillow

  Title:  Senior Vice President and CFO

        <F1>   Footnotes  in this  Adoption  Agreement  are not to be  construed as part of the Plan provisions but are explanatory only. To the extent a footnote is inconsistent with the provisions of the Basic Plan Document or applicable law, the provisions of the Plan shall be construed in conformity with the Basic Plan Document or law.

        <F2>   Terms that are capitalized are defined in the PRISM Prototype
Retirement Plan & Trust Basic Plan Document.

        <F3>   The Plan will have an individual TIN, distinct from the Employer
TIN.

        <F4>   Committee  members  direct  the  day to day  operation  of the
Plan. Committee members serve at the pleasure of the Employer. See Section 11.4 for changes in Committee membership. If no Committee members are specified, the Employer shall assume responsibility for the operations of the Plan.

        <F5>   If no amount is  specified,  the maximum  amount of  Compensation allowed under Code Section 401(a)(17)(the "$150,000 limit" ("$200,000 limit" prior to the Plan Year beginning before January 1, 1994)), as adjusted from time to time, shall be used.

        <F6>   If a fractional  year is elected,  the elapsed time method of computing service shall be used for the fractional year. Eligibility provisions for optional cash or deferred arrangements are contained in Item C of this Adoption Agreement.

        <F7>   Notwithstanding  the  foregoing,   an  Employee  who has  met the
eligibility requirements may not enter the Plan later than six months following the date on which the Employee first completes the eligibility requirements.

        <F8>   Notwithstanding  the selection made in this Item B(7)(a), a participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

        <F9>   If more than one Year of Service is an eligibility  requirement,
Item viii must be selected.

        <F10>  The  provisions  of this  section  will be  administered  by the
Employer on a consistent and nondiscriminatory basis.

        <F11>  Amounts  designated as Qualified  Nonelective  Contributions will be allocated pursuant to Section 3.1(A)(14) of the Basic Plan Document.

        <F12>  In the event contributions are allocated  on a basis  other  than a full plan year, the Year of Service shall be based on the elapsed time method of calculation, and a Participant shall be deemed to have completed an appropriate Period of Service for allocation purposes if the Participant has completed a pro-rata Period of Service corresponding to the interval on which contributions are allocated.

        <F13>  Excess  Compensation  means  a  Participant's  Compensation  in excess of the Permitted Disparity Level specified in the Definitions section of this Adoption Agreement.

        <F14>  Even if this Item  is  selected,  the  provisions  of Section 4.8 of the Basic Plan Document may supersede this requirement if necessary to satisfy Code Sections 401(a)(26) and 410(b).

        <F15>  If this option is  selected,  iii  or  iv  must  be  selected  to reallocate Forfeitures of Employer Profit Sharing Contributions remaining after expenses of administering the Plan have been paid.

        <F16>  This Item is for use in identifying collective trust funds, which, pursuant to Revenue Ruling 81-100 must be specifically referenced in the Plan. Actual Investment Funds are referenced on the Investment Fund Designation form attached to this Adoption Agreement.

        <F17>  If this option is selected,  the Employer must establish appropriate procedures for implementation of the Plan's loan program.

        <F18>  The date  specified  is for the refund of amount  deferred in excess of the Code Section 402(g) limit (the $7,000 limit) for the Participant's taxable year.

        <F19>  The Employer  shall have the right to designate  all, or any portion of Employer Matching Contributions as Qualified Matching Contributions, which shall then be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions.

        <F20>  Net  Profits will  never be  required  for  the  contribution  of
Before  Tax  Contributions,  After  Tax  Contributions,   Qualified  Nonelective
Contributions or Qualified Matching Contributions.

        <F21>  Notwithstanding  anything in the Adoption Agreement to the contrary, amounts in a Participant's account attributable to Before Tax Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions shall be 100% vested and nonforfeitable at all time.

        <F22>  Notwithstanding  the selection made in this item B(7)(b), a
Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

        <F23>  The  provisions  of this  section  will be  administered  by the
Employer on a consistent and nondiscriminatory basis.

                          Helix Technology Corporation
                          Employee Savings Plan & Trust

                                    Addendum

The following items are in explanation or expansion of certain items contained on the Adoption Agreement or in the Basic Plan Document:

Item B(13):  411(d)(6) Protected Benefits:

Notwithstanding anything in the Plan to the contrary, pursuant to 7.8 of the Plan, the following are 411(d)(6) protected benefits which shall be preserved in the Plan and be available as options to the Participants:

Optional Form of Benefit Distribution

In addition to a lump sum payment, Participants' benefit distributions shall be payable by the purchase of a non-transferable fixed or variable annuity contract that provides fixed income or fixed period payments.

Withdrawal of Amounts Attributable to After-Tax Contributions and Company Matching Contributions

A Participant may elect to withdraw all or a portion of the then value of his Participant Account attributable to his After-Tax Contributions and his vest Company Matching Contributions as of the Valuation Date coincident with or next following the date such written request is received by the Benefits Committee; provided, however, that:

      (a) No withdrawal will be permitted unless the amount to be withdrawn is at least $350 or 100% of the then value of his After-Tax Contributions and vested Company Matching Contributions if less than $350;
      (b)   Any   withdrawal   under  this   addendum  will  require  a
suspension of the Participant's Before-Tax and After-Tax Contributions for a period of three months following the effective date of the withdrawal;
      (c) In no event will a Participant be permitted to withdraw After-Tax Contributions or vested Company Matching Contributions held less than two years except in the event of a hardship (such as an accident, sickness, disability, education of himself or immediate family, purchase or capital improvement to a primary residence) approved by the Benefits Committee;
      (d) Such request is received 30 days prior to the Valuation Date unless such advance notice is waived by the Benefits Committee. The amount so withdrawn shall be paid to the Participant as soon as practicable thereafter; and
      (e) Notwithstanding anything herein to the contrary, any withdrawals made from a Participant's Account attributable to his After-Tax Contributions shall be made first from that portion of his Account attributable to his After-Tax Contributions made prior to January 1, 1987, until all such contributions have been withdrawn, and then from the portion of his Account attributable to such contributions made after December 31, 1986. In any event, withdrawals from a Participant's Account attributable to After-Tax Contributions and earnings thereon shall be made in a manner in which corresponds with the tax treatment of the withdrawal under the Code.

For purposes of this section, the Benefits Committee shall determine in its sole discretion whether a financial hardship exists to warrant a withdrawal, and, if such hardship exists, the amount of the withdrawal necessary to meet the hardship.

All other provisions of the Plan shall be unaffected by this addendum, which shall be given force and effect only to the extent necessary to preserve 411(d)(6) protected benefits consistent with the provisions of the Code and regulations issued thereunder.

Item B(15)(b)(i) - Investments Employer Stock Fund:

A Participant will have the right , notwithstanding any other provisions of the Plan, to direct that all or any portion of the Plan assets held for their benefit and invested in the Employer Stock Fund be diversified upon attainment of age 58.

Item B(15)(d) - Investments:

Participants shall be restricted in making changes of existing account balances attributable to assets held for their benefit and invested in the Employer Stock Fund.

Item B(15)(f) - Investments:

Employer   Discretionary   Matching   Contributions   made  on  behalf  of  Plan
Participants will be invested in Employer Stock Fund.



Item C(7)(b) - In - Service Distributions:

Participants  will be restricted from receiving an in - service  distribution of
their  account   balance   attributable  to  Employer   Discretionary   Matching
Contributions.